                       OMNIBUS LEASE AMENDMENT AGREEMENT

         THIS AGREEMENT is made as of June 30, 1998 among FelCor Lodging Trust Incorporated, a Maryland corporation formerly known as FelCor Suite Hotels, Inc., FelCor Lodging Limited Partnership, a Delaware limited partnership formerly known as FelCor Suites Limited Partnership, and each other "Lessor" and "Lessee" also signing below.

                                   RECITALS:

         1. A Lessor and a Lessee are parties to those certain Lease Agreements listed and described by Hotel location, date and parties on Exhibit A attached hereto (the "Leases"). Capitalized terms used and not defined herein shall have the respective meanings therefor set forth in the Leases.

         2. Lessor and Lessee desire to amend the Leases to clarify the meaning of Article III of the Lease as represented by the actual course of dealing between Lessors and Lessees under such Leases prior to the date hereof, on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The definition of "Fiscal Year" under each Lease is hereby amended to read in its entirety as follows:

                 Fiscal Year: Any 12-month period from January 1st through December 31st during the Term, or any shorter period at the beginning or end of the Term.

         2. Except to the extent provided otherwise below, ARTICLE III of each of the Leases is hereby amended to read in its entirety as follows:

                                  ARTICLE III

                 3.1 Rent. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth in Article XXXII hereof or at such other place or to such other Person as Lessor from time to time may designate in a Notice, all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

                          (a) Monthly Payments of Base Rent: With respect to each calendar month of each Fiscal Year during the Term, Lessee shall pay to Lessor, in advance on or before the tenth (10th) day of each calendar month of the Term, the amount equal to the portion of the annual Base Rent for such Fiscal Year included in the Annual Budget for (or otherwise allocated by agreement of the parties to) such calendar month, the sum of which monthly payment amounts for such Fiscal Year shall be the annual sum of $[_____________.00] (prorated for the Fiscal Year in which the Commencement Date occurs), [or $_________ for Fiscal Year 1998, $_________ for Fiscal Years 1999
         through 2001, and $_________ for all subsequent years,] as adjusted pursuant to Section 3.1(d) hereof ("BASE RENT"), which amount shall be fully earned by Lessor and shall not be subject to adjustment or reduction, except as expressly set forth in this Article III, during any subsequent month, quarter or Fiscal Year; provided, however, that the first monthly payment of Base Rent shall be payable during the second calendar month of the Term, and that the first and last monthly payments of Base Rent shall be pro rated as to any partial month (subject to adjustment as provided in Sections 5.2, 14.5 and 15.3); and

                          (b)     Quarterly Computation of Percentage Rent:
         With respect to each calendar quarter of each Fiscal Year during the Term, as soon as practicable but in any event on or before the date forty-five (45) days following the end of each calendar quarter, Lessee shall pay to Lessor an amount equal to the amount, if any, by which the aggregate of all payments in respect of Base Rent for such calendar quarter shall be less than the amount determined pursuant to the Revenues Computation for such calendar quarter. For each calendar quarter of each Fiscal Year of the Term, the aggregate amount of Percentage Rent that shall be fully earned by Lessor, which amount shall not be subject to adjustment or reduction during any subsequent quarter or Fiscal Year, shall be the amount determined by the following calculation ("REVENUES COMPUTATION"):

                 An amount equal to the sum of: (i) the product of the First Tier Room Revenue Percentage times the aggregate Suite [or Room] Revenues during such calendar quarter up to and including that portion of the Suite [or Room] Revenue Breakpoint allocated to such calendar quarter in the Annual Budget or otherwise by agreement of the parties (the "QUARTERLY ROOM REVENUE BREAKPOINT"); plus (ii) the product of the Second Tier Room Revenue Percentage times the aggregate Suite [or Room] Revenues during such calendar quarter in excess of the Quarterly Room Revenue Breakpoint; plus (iii) five percent (5.0%) of Food and Beverage Revenues for such calendar quarter, plus (iv) ninety-eight percent (98.0%) of any Restaurant Sublease Rent received by Lessee for such calendar quarter; no Percentage Rent shall be payable by Lessee with respect to Sundry Revenues.

         For the purpose of defining the Revenues Computation:

                          (i) "FIRST TIER ROOM REVENUE PERCENTAGE" shall mean seventeen percent (17%)[**] and "SECOND TIER ROOM REVENUE PERCENTAGE" shall mean sixty-five (65%); and

                 [**substitute "nineteen percent (19%)" in the Leases listed as item 4, 6, 7 and 10 on Exhibit A hereto]

                          (ii) "SUITE [OR ROOM] REVENUE BREAKPOINT" shall mean the amount of Suite [or Room] Revenues (which amount shall always be equal to the sum of the Quarterly Room Revenue Breakpoint amounts for each calendar quarter during such Fiscal Year) equal to the amount set forth as the Suite [or Room] Revenue Breakpoint in this Lease for the first full Fiscal Year during the Term, [or $_________ for Fiscal Year 1998, $_________ for Fiscal Years 1999 through 2001, and $_________ for all subsequent years, in each case (after
                 1998)] as adjusted from year to year by the same percentage that the Base Rent is adjusted pursuant to Subsection 3.1(d) of this Lease.

         In no event will the amount of Rent payable for any calendar quarter or the result of any quarterly Revenues Computation be less than zero, and there shall be no reduction in the Base Rent regardless of the result of any quarterly Revenues Computation.

                          (c)     Officer's Certificates.   An Officer's
         Certificate shall be delivered to Lessor, together with each such quarterly payment based upon the quarterly Revenues Computation, which Officer's Certificate shall set forth the calculation of the Revenues Computation and all prior payments of Rent in respect of such calendar quarter.

                 If the Percentage Rent earned by Lessor for such calendar quarter (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such calendar quarter, Lessee also shall pay such excess to Lessor at the time such Officer's Certificate is delivered to Lessor. If the aggregate Percentage Rent earned by Lessor for such calendar quarter (as shown in the applicable Officer's Certificate) is less than the amount actually paid as Percentage Rent for the applicable calendar quarter, Lessor will reimburse such amount to Lessee within five (5) Business Days after such Officer's Certificate is delivered to Lessor.

                 Any amount to be paid or reimbursed as provided above that is not paid when due, whether in favor of Lessor or Lessee, shall bear interest at the Overdue Rate, which interest shall accrue from the due date of the last quarterly payment for the respective Fiscal Year until the amount of such difference shall be paid or otherwise discharged. Any such interest payable to Lessor shall be deemed to be and shall be payable as Additional Charges.

                 The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation (taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and adjustments required as a result of mathematical error, mistake, the use of preliminary, rather than final, revenue figures in performing earlier computations, or other similar factor), shall be made not later than two (2) years after such expiration or termination date, but Lessee shall advise Lessor within sixty (60) days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever.

                          (d) CPI Adjustments to Base Rent and Percentage Rent. For each full Fiscal Year of the Term beginning after the Commencement Date (except as otherwise indicated in the Annual Budget for the first such full Fiscal Year), and for any partial Fiscal Year during which the Term of this Lease ends, the Base Rent shall be adjusted from time to time as follows:

                                  (1)      If the most recently published
         Consumer Price Index as of the last day of the last month (the "COMPARISON MONTH") of any Fiscal Year is different than the average Consumer Price Index for the twelve (12) month period prior thereto, the Base Rent for the next Fiscal Year shall be adjusted by the percentage change in the Consumer Price Index calculated as follows:

                                        (A)     The difference between the
         Consumer Price Index for the most recent Comparison Month and the average Consumer Price Index for the twelve (12) month period prior thereto shall be divided by the average Consumer Price Index for the twenty four (24) month period prior thereto.

                                        (B)     The Base Rent shall be
         multiplied by the lesser of (i) seven percent (7%) or (ii) the quotient obtained in subparagraph (d)(1)(A) above.

                                        (C)     The product obtained in
         subparagraph (d)(1)(B) above shall be added to the Base Rent.

                          Adjustments in the Base Rent shall be effective on the first day of the first calendar month of the Fiscal Year to which such adjusted Base Rent applies. The Suite [or Room] Revenue Breakpoint then included in the Revenues Computation pursuant to
         Section 3.1(b) shall be similarly adjusted, effective with any such adjustment in the Base Rent.

                                  (2)      If (i) a significant change is made
         in the number or nature (or both) of items used in determining the Consumer Price Index, or (ii) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

                          (e) Manager Fund-up Cure Payments. If and to the extent that Manager pays amounts to Lessee pursuant to the Management Agreement in order to avoid termination of the Management Agreement by Lessee for Manager's failure to meet certain performance hurdles described therein, Lessee shall pay such amounts to Lessor as additional Percentage Rent hereunder.

                 3.2 Confirmation of Percentage Rent. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with generally accepted accounting principles and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least four
         (4) years after the expiration of each Fiscal Year (and in any event until the reconciliation described in Section 3.1(c) for each calendar quarter of such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for each calendar quarter of the applicable Fiscal Years. Lessor, at its expense (except as provided hereinbelow), shall have the right from time to time, upon prior written notice to Lessee and Manager, by its accountants or representatives to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under Section 3.1(c) and, in connection with such audits, to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements; provided, however that Lessor may only inspect or audit records in Manager's possession subject to the terms of Lessee's access thereto under the Management Agreement. If any such audit discloses an overpayment of Percentage Rent, and either Lessor agrees with the result of such audit or the matter is otherwise determined or compromised, Lessor shall forthwith pay to Lessee the amount of the deficiency, as finally agreed or determined. If any such audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of such audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two (2) years after the date Percentage Rent for the final quarter of any Fiscal Year is reported by Lessee to Lessor, the deficiency, if any, with respect to such Percentage Rent shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee, in which case interest at the Overdue Rate will accrue from the date such payment should have been made to the date of payment thereof. If any such audit discloses that the Percentage Rent actually due from Lessee for any Fiscal Year exceed those reported by Lessee by more than three percent (3%), Lessee shall pay the cost of such audit and examination. Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders. The obligations of

         Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

                 3.3 Additional Charges. In addition to the Base Rent and Percentage Rent, (a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and
         (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this Section 3.3, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder and being referred to herein collectively as the "ADDITIONAL CHARGES"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

                 3.4 Net Lease Provision. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in
         Article V, but subject to any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Lessor.

                 3.5 Annual Budget. Not later than thirty (30) days prior to the commencement of each Fiscal Year, Lessee shall submit the Annual Budget to Lessor. The Annual Budget shall contain Lessee's good faith proposal for (i) apportionment of Base Rent to be included in the Annual Budget for each calendar month of such Fiscal Year, (ii) the apportionment of the Room Revenue Breakpoint to be included in the Annual Budget as the Quarterly Room Revenue Breakpoint for each calendar quarter of such Fiscal Year, and (iii) the resulting calculation of projected Percentage Rent payable in each calendar quarter of such Fiscal Year. The Annual Budget also shall contain the following, to the extent included in the operating budgets and capital budgets provided to Lessee by Manager under the management agreement for the Hotel:

                          (a) Lessee's reasonable estimate of Gross Revenues (including room rates and Suite Revenues), Gross Operating Expenses, and Gross Operating Profits for the forthcoming Fiscal Year itemized on schedules on a quarterly basis as approved by Lessor and Lessee, as same may be revised or replaced from time to time by Lessee and approved by Lessor, together with the assumptions, in narrative form, forming the basis of such schedules.

                          (b) An estimate of the amounts to be dedicated to the repair, replacement, or refurbishment of Furniture and Equipment.

                          (c) An estimate of any amounts Lessor will be required to provide for required or desirable capital improvements to the Hotel or any of its components.

                          (d)     A cash flow projection.

                          (e) A business plan, which shall describe business objectives and strategies for the forthcoming Fiscal Year, and shall include without limitation an analysis of the market area in which the Hotel competes, a comparison of the Hotel and its business with competitive hotels, an analysis of categories of potential guests, and a description of sales and marketing activities designed to achieve and implement identified objectives and strategies.

                 3.6 Books and Records. Lessee shall keep full and adequate books of account and other records reflecting the results of operation of the Hotel on an accrual basis, all in accordance with generally accepted accounting principles and the obligations of Lessee under this Lease Agreement. The books of account and all other records relating to or reflecting the operation of the Hotel shall be kept either at the Hotel or at Lessee's offices in Irving, Texas or at Manager's central offices, and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times, upon prior written notice to Lessee and Manager, for examination, audit, inspection, and transcription; provided, however that Lessor may only inspect or audit records in Manager's possession subject to the terms of Lessee's access thereto under the Management Agreement. All of such books and records pertaining to the Hotel including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessor and shall not be removed from the Hotel or Lessee's offices or Manager's central offices (but may be moved among any of the foregoing) by Lessee without Lessor approval.

MATERIAL BRACKETED IN THE FOREGOING INSERT, WITH RESPECT TO (i) THE ANNUAL BASE RENT AMOUNTS, (ii) ROOM REVENUE BREAKPOINT AMOUNTS, AND (iii) THE DESIGNATION OF REVENUES AS "SUITE REVENUES" OR "ROOM REVENUES" UNDER A PARTICULAR LEASE, WILL REMAIN AS ORIGINALLY SET FORTH IN THE RESPECTIVE LEASE, INCLUDING (WITHOUT LIMITATION) IN SOME CASES SPECIFIED BASE RENT AND ROOM REVENUE BREAKPOINT AMOUNTS FOR TWO OR MORE OF THE INITIAL FULL FISCAL YEARS OF THE TERM. In addition, however, with respect to each of the Leases to which FSH/SH Leasing, L.L.C. or FSH/SH Leasing II, L.L.C. are parties as Lessee, Section 3.1(d) shall read in its entirety as follows, in lieu of the language of Section 3.1(d) from the foregoing Article III:

                          (d)     Annual Adjustments to Base Rent and
         Percentage Rent. For each year of the Term beginning on or after the Commencement Date (except as otherwise indicated in the Annual Budget for the first such full Fiscal Year), and for any partial Fiscal Year during which the Term of this Lease ends, the Base Rent shall be adjusted annually to increase (but not decrease) the Base Rent by one and one-half percent (1.5%) over the Base Rent for the preceding year. Adjustments in the Base Rent shall be effective on the first day of the first calendar month of the Fiscal Year to which such adjusted Base Rent applies. The Room Revenues Breakpoint then included in the Revenues Computation pursuant to Section 3.1(b) shall be similarly adjusted, effective with each such adjustment in the Base Rent.

OTHER CHANGES, AS NECESSARY TO ACCOMMODATE VARIATIONS FROM LEASE TO LEASE, SHALL BE MADE TO ACHIEVE THE INTENT OF THIS AGREEMENT TO CLARIFY THE RENT CALCULATION METHODOLOGY OF ARTICLE III WITHOUT MODIFYING OTHER PROVISIONS OF THE LEASES NOT INTENDED TO BE AFFECTED HEREBY.

         3. Except as expressly amended hereby, the Leases shall continue in full force and effect between the Lessors and Lessees. No adjustments shall be made to Base Rent or Percentage Rent amounts previously computed and accrued or paid under the Leases as of June 30, 1998, as a result of this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              FELCOR LODGING TRUST INCORPORATED,
                              a Maryland corporation



                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President


                              FELCOR LODGING LIMITED PARTNERSHIP,

                              By:  FelCor Lodging Trust Incorporated,
                                   its General Partner



                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              DJONT OPERATIONS, L.L.C., a Delaware
                              limited liability company



                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              LESSORS:

                              FELCOR LODGING LIMITED PARTNERSHIP, formerly known as FelCor Suites Limited Partnership

                              By:  FelCor Lodging Trust Incorporated,
                                   its General Partner



                                   By:
                                      ----------------------------------------
                                      Lawrence D. Robinson, Senior Vice
                                      President

                              PROMUS/FELCOR HOTELS, L.L.C.,
                              a Delaware limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              FELCOR/CSS HOLDINGS, L.P., a Delaware
                              limited partnership

                              By:  FelCor/CSS Hotels, L.L.C., its
                                   General Partner



                                   By:
                                      ----------------------------------------
                                      Lawrence D. Robinson, Senior Vice
                                      President

                              FELCOR/ST. PAUL HOLDINGS, L.P., a Delaware limited partnership

                              By:  FelCor/CSS Hotels, L.L.C., its
                                   General Partner



                                   By:
                                      ----------------------------------------
                                      Lawrence D. Robinson, Senior Vice
                                      President


                              LOS ANGELES INTERNATIONAL AIRPORT
                              HOTEL ASSOCIATES, a Texas Limited Partnership

                              By:  FelCor/LAX Holdings, L.P., its
                                   General Partner

                                   By:   FelCor/LAX Hotels, L.L.C.,
                                         its General Partner



                                         By:
                                            ----------------------------------
                                            Lawrence D. Robinson
                                            Senior Vice President


                              E. S. CHARLOTTE LIMITED PARTNERSHIP,
                              a Minnesota limited partnership

                              By: FelCor/Charlotte Hotel, L.L.C., a Delaware limited liability company, its
                                   General Partner



                                   By:
                                      ----------------------------------------
                                      Lawrence D. Robinson, Senior Vice
                                      President

                              E. S. NORTH, AN INDIANA LIMITED
                               PARTNERSHIP, an Indiana limited partnership

                                   By:   FelCor/Indianapolis Hotel, L.L.C., a
                                         Delaware limited liability company,
                                         its General Partner


                                   By:
                                         -------------------------------------
                                         Lawrence D. Robinson, Senior Vice
                                         President

                              EPT KANSAS CITY LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:  FelCor Eight Hotels, L.L.C.,
                                   a Delaware limited liability company,
                                   its managing General Partner


                                   By:
                                         -------------------------------------
                                         Lawrence D. Robinson, Senior Vice
                                         President


                              EPT MEADOWLANDS LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:  FelCor Eight Hotels, L.L.C.,
                                   a Delaware limited liability company,
                                   its managing General Partner


                                   By:
                                         -------------------------------------
                                         Lawrence D. Robinson, Senior Vice
                                         President

                              FCH/DT BWI HOLDINGS, L.P., a Delaware
                              limited partnership

                              By:  FCH/DT HOTELS, L.L.C. a Delaware
                                   limited partnership, its General Partner


                                   By:
                                         -------------------------------------
                                         Lawrence D. Robinson, Senior Vice
                                         President

                              FCH/DT HOLDINGS, L.P., a Delaware
                              limited partnership

                              By:  FCH/DT HOTELS, L.L.C. a Delaware
                                   limited partnership, its General Partner



                                   By:
                                         -------------------------------------
                                         Lawrence D. Robinson, Senior Vice
                                         President


                              PROMUS/FELCOR SAN ANTONIO VENTURE

                              By:  FelCor Lodging Limited Partnership,
                                   a Joint Venturer

                                   By:   FelCor Lodging Trust Incorporated,
                                         its general partner



                                         By:
                                            ----------------------------------
                                            Lawrence D. Robinson
                                            Senior Vice President


                              FCH/PSH, L.P., a Pennsylvania limited
                              partnership formerly known as FCH/Society
                              Hill, L.P.

                              By:  FelCor/CSS Holdings, L.P., its General
                                   Partner

                                   By:   FelCor/CSS Hotels, L.L.C.,its
                                         General Partner



                                         By:
                                            ----------------------------------
                                            Lawrence D. Robinson
                                            Senior Vice President

                              LESSEES:

                              DJONT OPERATIONS, L.L.C.,a Delaware
                              limited liability company



                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President


                              FCOAM, INC., a Texas corporation


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President


                              DJONT/EPT LEASING, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President



                              DJONT LEASING, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              FCH/DT LEASING, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              FCH/DT LEASING II, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President


                              FCH/SH LEASING, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                              FCH/SH LEASING II, L.L.C., a Delaware
                              limited liability company


                              By:
                                 ---------------------------------------------
                                 Lawrence D. Robinson, Senior Vice President

                                   EXHIBIT A


                DESCRIPTION OF HOTEL PERCENTAGE LEASE AGREEMENTS


                                  1994 LEASES

1.       Dallas (Park Central), Texas, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

2.       Jacksonville, Florida, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

3.       Nashville, Tennessee, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

4.       Orlando-North (Altamonte Springs), Florida, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

5.       Orlando-South (International Drive), Florida, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

6.       Tulsa, Oklahoma, dated July 28, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

7.       New Orleans, Louisiana, dated December 1, 1994

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

                                  1995 LEASES

8.       Flagstaff, Arizona, dated February 15, 1995

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

9.       Dallas (Love Field), Texas, dated March 29, 1995

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

10.      Marlborough, Massachusetts, dated June 30, 1995

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCOAM, Inc.

11.      Brunswick, Georgia, dated July 19, 1995

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

12.      Corpus Christi, Texas, dated July 19, 1995

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

13.      Chicago-Lombard, Illinois, dated August 1, 1995

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

14.      Burlingame, California, dated November 6, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

15.      Minneapolis Airport, Minnesota, dated November 6, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

16.      Boca Raton, Florida, dated November 15, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

17.      Minneapolis (Downtown), Minnesota, dated November 15, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

18.      St. Paul, Minnesota, dated November 15, 1995

         Lessor:  FelCor/St. Paul Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

19.      Tampa (Busch Gardens), Florida, dated November 15, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

20.      Cleveland, Ohio, dated November 17, 1995

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

                                  1996 LEASES

21.      Anaheim, California, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

22.      Baton Rouge, Louisiana, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

23.      Birmingham, Alabama, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

24.      Camelback, Arizona, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

25.      Deerfield Beach, Florida, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

26.      Fort Lauderdale, Florida, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

27.      Miami, Florida, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

28.      Milpitas, California, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

29.      South San Francisco, California, dated January 3, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

30.      Lexington, Kentucky, dated January 10, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

31.      Piscataway, New Jersey, dated January 10, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

32.      Beaver Creek Colorado, dated February 20, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

33.      Boca Raton, Florida, dated February 28, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

34.      LAX, El Segundo, California, dated March 27, 1996

         Lessor: Los Angeles International Airport Hotel Associates, a Texas Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

35.      Mandalay Beach, California, dated May 8, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

36.      Napa, California, dated May 8, 1996

         Lessor:  FelCor/CSS Holdings, L.P.
         Lessee:  DJONT Operations, L.L.C.

37.      Deerfield, Illinois, dated June 20, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

38.      San Rafael (Marin Co.), California, dated July 18, 1996

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

39.      Parsippany, New Jersey, dated July 31, 1996

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

40.      Charlotte, North Carolina, dated September 2, 1996

         Lessor:  E.S. Charlotte Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

41.      Indianapolis, Indiana, dated September 12, 1996

         Lessor:  E.S. North, an Indiana Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

42.      Atlanta, Georgia, dated October 17, 1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

43.      Myrtle Beach (Kingston Plantation), South Carolina, dated December 5,
         1996

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Operations, L.L.C.

                                  1997 LEASES

44.      Atlanta (Perimeter Center), Georgia, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

45.      Austin, Texas, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

46.      Bloomington, Minnesota, dated February 1, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

47.      Covina, California, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

48.      Kansas City, Missouri, dated February 1, 1997

         Lessor:  EPT Kansas City Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

49.      Meadowlands (Secaucus), New Jersey, dated February 1, 1997

         Lessor:  EPT Meadowlands Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

50.      Omaha, Nebraska, dated February 1, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

51.      Overland Park, Kansas, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

52.      Raleigh, North Carolina, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

53.      San Antonio, Texas, dated February 1, 1997

         Lessor:  Promus/FelCor Hotels, L.L.C.
         Lessee:  DJONT/EPT Leasing, L.L.C.

54.      LAX II, California, dated February 18, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

55.      Dana Point, California, dated February 20, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing, L.L.C.

56.      Anne Arundel County, Maryland, dated March 20, 1997

         Lessor:  FCH/DT BWI Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.

57.      Austin, Texas, dated March 20, 1997

         Lessor:  FCH/DT Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.

58.      Troy, Michigan, dated March 20, 1997

         Lessor:  FCH/DT Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.

59.      San Antonio, Texas, dated May 16, 1997

         Lessor:  Promus/FelCor San Antonio Venture
         Lessee:  DJONT Leasing, L.L.C.

60.      Nashville (Airport), Tennessee, dated June 5, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

61.      Atlanta-Airport (Gateway/College Park), Georgia, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

62.      Atlanta-Galleria (Cumberland), Georgia, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

63.      Chicago-O'Hare Airport, Illinois, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

64.      Phoenix-Crescent, Arizona, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

65.      Dallas-Park Central, Texas, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

66.      Syracuse, New York, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

67.      Dallas (Market Center), Texas, dated June 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

68.      Lake Buena Vista, Florida, dated July 28, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

69.      Raleigh/Durham, North Carolina, dated July 28, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

70.      Tampa (Rocky Point), Florida, dated July 28, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

71.      Philadelphia (Society Hill), Pennsylvania, dated September 30, 1997

         Lessor:  FCH/PSH, L.P.
         Lessee:  FCH/SH Leasing, L.L.C.

72.      Burlington, Vermont, dated December 3, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing II, L.L.C.

73.      Dayton, Ohio, dated December 30, 1997

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

                                  1998 LEASES

74.      Columbus, Ohio, dated February 6, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/DT Leasing II, L.L.C.

75.      Wilmington, Delaware, dated March 20, 1998

         Lessor: FCH/DT Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.

76.      Aurora, Colorado, dated April 14, 1998

         Lessor: FCH/DT Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.

77.      Ft. Lauderdale, Florida, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

78.      Irving (DFW Airport), Texas, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

79.      St. Louis, Missouri, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

80.      Phoenix (44th St.), Arizona, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

81.      Tempe, Arizona, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

82.      Atlanta (College Park), Georgia, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

83.      Palm Desert, California, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  DJONT Leasing, L.L.C.

84.      Lexington, Kentucky, dated May 1, 1998

         Lessor:  FelCor Suites Limited Partnership
         Lessee:  FCH/SH Leasing, L.L.C.

85.      Dallas (Campbell Center), Texas, dated May 29, 1998

         Lessor:  FCH/DT Holdings, L.P.
         Lessee:  FCH/DT Leasing, L.L.C.